UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): MAY 3, 2005

HEALTH NET, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12718	95-4288333
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21650 Oxnard Street

Woodland Hills, California 91367

(Address of Principal Executive Offices) (Zip Code)

(818) 676-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2- Financial Information

Item 2.02 Results of Operations and Financial Condition.

On May 3, 2005, Health Net, Inc. (the “Company”) issued a press release announcing its earnings for the quarter ended March 31, 2005 and held a conference call to discuss its earnings for the quarter ended March 31, 2005. The press release and the transcript of the conference call disclose certain financial information, such as health care costs and earnings per share, that is considered non-GAAP financial information. The Company believes this non-GAAP financial information provides useful information to both management and investors by excluding certain expenses and other one-time items that are not indicative of our core operating results. Management refers to this financial information to facilitate internal and external comparisons to the Company’s historical operating results and for forecasting purposes. This non-GAAP financial information should be considered in addition to, not as a substitute for financial information prepared in accordance with GAAP. As used herein, “GAAP” refers to accounting principles generally accepted in the United States.

The press release and a transcript of the conference call are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

Section 8- Other Events

Item 8.01 Other Events.

On May 3, 2005, Health Net, Inc. (the “Company”) issued a press release announcing the settlement of various class action lawsuits brought by physicians as part of the Multi District Litigation against managed care companies in the United States District Court for the Southern District of Florida. A copy of the press release is attached hereto as Exhibit 99.3.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated May 3, 2005 announcing results for the quarter ended March 31, 2005 for Health Net, Inc.

99.2	Transcript of a conference call held on May 3, 2005 to discuss Health Net, Inc.’s earnings for the quarter ended March 31, 2005.

99.3	Press Release dated May 3, 2005 announcing Health Net, Inc.’s settlement of MDL physician class action lawsuits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2005

HEALTH NET, INC.

By:	/s/ B. Curtis Westen
B. Curtis Westen
Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 3, 2005 announcing results for the quarter ended March 31, 2005 for Health Net, Inc.

99.2	Transcript of a conference call held on May 3, 2005 to discuss Health Net, Inc.’s earnings for the quarter ended March 31, 2005.

99.3	Press Release dated May 3, 2005 announcing Health Net, Inc.’s settlement of MDL physician class action lawsuits.